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                                                                    EXHIBIT 99.1



     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.



The undersigned, Frank E. Weise III, Chairman, President and Chief Executive Officer of Cott Corporation (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the quarter ended March 29, 2003 (the "Report").

The undersigned hereby certifies that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 12th day of May, 2003.



/s/ Frank E. Weise III
-----------------------------------------------------
Frank E. Weise III
Chairman, President and Chief Executive Officer
May 12, 2003


A signed original of this written statement required by Section 906 has been provided to Cott Corporation and will be retained by Cott Corporation and furnished to the Securities and Exchange Commission or its staff upon request.



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